                                 Exhibit 10.16
             Financial Advisory Agreement Dated May 7, 1999 Between
              BioLynx.Com, Inc. and R. F. Bearden Associates, Inc.

                                                                   Exhibit 10.16
                          FINANCIAL ADVISORY AGREEMENT


  THIS AGREEMENT is made this 7/th/ day of May, 1999 by and between BIOLYNX.COM, INC., a Texas corporation (the "Company") and R. F. BEARDEN ASSOCIATES, INC., a Texas corporation (the "Consultant").

  WHEREAS, the Company wishes to obtain the advice, contacts and expert judgment of the Consultant with respect to finding a "public corporate shell" and to take all necessary steps to cause the shareholders of the "public corporate shell" to become shareholders of the Company; and

  WHEREAS, the Company desires to have the Consultant act as an independent contractor for the purpose of providing such services to the Company; and

  WHEREAS, the Consultant is qualified and willing to provide such services pursuant to the terms and conditions set forth herein;

  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

  1. Services.  The Company hereby engages and retains the Consultant as an
     --------
independent contractor to provide the services set forth herein. The Consultant hereby agrees to provide all reasonable and necessary services associated with the following: (a) to locate an acceptable "public corporate shell"; and (b) to arrange the acquisition of the common stock of the Company by the "public corporate shell" with the ultimate strategy that the public shareholders of the public corporate shell will become shareholders of the Company (collectively, the "Services"). The Consultant has located the desired "public corporate shell" and has fully performed all of the Services hereunder.

  2. Representations.  The Consultant hereby agrees to use its best efforts in
     ---------------
providing the Services and loyally representing the interests of the Company in accordance with the Company's reasonable requirements and objectives. The Consultant and the Company acknowledge that Consultant is experienced in providing the Services and will provide the Services with the diligence and care of others in the industry. The Consultant further represents that it has not, and shall not, enter into any agreement during the term of this Agreement which might prevent it from performing its obligations hereunder.

  3. Fees.  In full consideration of the Services provided hereunder, the
     ----
Company hereby grants to the Consultant the right to purchase 37,500 shares of the restricted common stock of the Company, par value $0.001 per share (the "Common Stock") for a consideration of $37.50, to be issued within a reasonable time after the execution of this Agreement.

  4. Restrictions on Transfer.  The Consultant understands and agrees that the
     ------------------------
following restrictions and limitations are applicable to the shares of the Common Stock issued to the Consultant hereunder:

     (a) The shares shall not be sold, pledged, hypothecated or otherwise transferred unless the shares are registered under the Securities Act of 1933, as amended, and the securities laws of any state or foreign jurisdiction, or are exempt therefrom;

     (b) A legend in substantially the following form has been or will be placed on any certificate or other document evidencing the shares:

   THE SECURITIES REPRESENTED BY THIS INSTRUMENT OR DOCUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE OR FOREIGN JURISDICTION.

   WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, THE SECURITIES LAW OF ANY STATE OR FOREIGN JURISDICTION, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

     (c) Stop transfer instructions to the transfer agent of the shares have been or will be placed with respect to the shares so as to restrict the resale, pledge, hypothecation or other transfer thereof, subject to the further items hereof, including the provisions of the legend set forth in subparagraph (b) above; and

     (d) The legend and stop transfer instructions described in subparagraphs
(b) and (c) above will be placed with respect to any new certificate or other document issued upon presentment by the Consultant of certificates or other documents for transfer.

  5. Registration Rights Agreement.  On even date herewith the parties have
     -----------------------------
executed that certain Registration Rights Agreement with respect to the Common Stock issued to the Consultant hereunder, a copy of which is attached hereto as Exhibit A and incorporated herein by reference for all purposes.
---------

  6. Expenses.  All expenses, including travel and lodging, incurred by the
     --------
Consultant in the performance of the Services shall be the sole responsibility of the Consultant, unless otherwise agreed to in writing. During the continuance of this Agreement, the Consultant shall certify as regular and guarantee the Consultant's situation towards all relevant tax authorities, social administrations and professional organizations, if applicable, as being in conformity with the Consultant's status as an independent contractor.

  7. Insurance.  The parties agree that the Company shall not be required to
     ---------
carry insurance or in any way insure the activities of the Consultant, its agents, servants or employees, nor shall the Company be liable for any of the acts or omissions of the Consultant, its agents, servants or employees. The Consultant further agrees to indemnify, defend, and hold harmless the Company from any and all claims, penalties, fines, causes of action, liabilities, or threats of such actions which arise out of or relate to this Agreement or the performance of the Services. This provision shall survive the termination of this Agreement.

  8. Duration.  This Agreement shall remain in effect for a period of one year
     --------
commencing on the date hereof, but shall automatically renew, if not terminated as provided for herein, for successive one year periods. Notwithstanding the foregoing, the Company or the Consultant may terminate this Agreement at any time upon 10 days' written notice.

  9. Confidentiality.  All information relating to the business and affairs of
     ---------------
the Company shall be treated as Confidential Information, as hereinafter defined, by the Consultant both during and after the term hereof. Except with the prior approval of the Company, the Consultant shall not disclose any of the Confidential Information at any time to any person except authorized personnel of the Company and its affiliated corporations. The Consultant further agrees not to use any information made available to or coming into its possession or knowledge in a manner that is adverse to the business of the Company. All data, records and written material prepared or compiled by the Consultant or furnished to the Consultant during the term hereof shall be the sole and exclusive property of the Company, and none of such data, records or written materials, or copies thereof, shall be retained by the Consultant after the term of this Agreement.

  As used herein, the term "Confidential Information" includes, without limitation, information and knowledge pertaining to products, inventions, innovations, designs, ideas, plans, trade secrets, proprietary information, manufacturing, packaging, advertising, distribution and sales methods and systems, sales and profit figures, customer and client lists, and relationships between the Company and its affiliated corporations and dealers, distributors, customers, clients, suppliers and others who have had or will have had business dealings with the Company and its affiliated corporations. The term "Confidential Information" does not include information which (a) becomes generally available to the public through no wrongful act on the part of the Consultant,
(b) can be shown to have been previously available to the Consultant on a non-confidential basis prior to its disclosure to the Consultant by the Company, or its representatives, (c) becomes available to the Consultant on a non-confidential basis from a source other than the Company or its representatives, or (d) is required to be disclosed by order of a court of competent jurisdiction.

  Notwithstanding anything herein contained to contrary, the above described obligation with respect to confidentiality shall survive any termination of the Consultant's engagement hereunder or the termination of this Agreement.

  10.  Conflict.  Notwithstanding anything herein contained to the contrary, in
       --------
the event of any conflict between the terms of the Registration Rights Agreement or this Agreement, the terms of the Registration Rights Agreement shall control.

  11.  Attorney's Fees.  In the event that it should become necessary for any
       ---------------
party entitled hereunder to bring suit against any other party to this Agreement for enforcement of the covenants herein contained, the parties hereby covenant and agree that the party who is found to be in violation of said covenants shall also be liable for all reasonable counsel's fees and costs of court incurred by the other parties hereto.

  12.  Governing law; Jurisdiction.  This Agreement shall be governed by and
       ---------------------------
construed in accordance with the laws of the State of Texas, without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court for Bexar County, Texas, as well as of the District Courts of the State of Texas in Bexar County, Texas over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

  13.  Arbitration.  Any controversy or claim arising out of or relating to this
       -----------
Agreement, or the breach, termination, or validity thereof, shall be settled by final and binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA Rules") in effect as of the effective date of this Agreement. The American Arbitration Association shall be responsible for (a) appointing a sole arbitrator, and (b) administering the case in accordance with the AAA Rules. The situs of the arbitration shall be San Antonio, Texas. Upon the application of either party to this Agreement, and whether or not an arbitration proceeding has yet been initiated, all courts having jurisdiction hereby are authorized to: (x) issue and enforce in any lawful manner, such temporary restraining orders, preliminary injunctions and other interim measures of relief as may be necessary to prevent harm to a party's interest or as otherwise may be appropriate pending the conclusion of arbitration proceedings pursuant to this Agreement; and (y) enter and enforce in any lawful manner such judgments for permanent equitable relief as may be necessary to prevent harm to a party's interest or as otherwise may be appropriate following the issuance of arbitral awards pursuant to this Agreement. Any order or judgment rendered by the arbitrator may be entered and enforced by any court having competent jurisdiction.

  14.  Benefit.  All the terms and provisions of this Agreement shall be binding
       -------
upon and inure to the benefit of and be enforceable by the parties hereto, and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns. Notwithstanding anything herein contained to the contrary, the Company shall have the right to assign this Agreement to any party without the consent of the Consultant.

  15.  Notices.  All notices, requests and other communications hereunder shall
       -------
be in writing and shall be deemed to have been duly given at the time of receipt if delivered by hand or communicated by electronic transmission, or, if mailed, three days after deposit in the United States mail, registered or certified, return receipt requested, with postage prepaid and addressed to the party to receive same, if to the Company, addressed to Mr. John D. Walker II at 5617 Grissom Road, San Antonio, Texas 78238, telephone (210) 256-8300, fax (210) 256-1992, and e-mail johnny@biolynx.com; and if to the Consultant, addressed to Ron
F. Bearden, Ph.D. at 2800 Post Oak Boulevard, Suite 5260, Houston, Texas 77056, telephone (713) 621-0577, fax (713) 621-6432, and e-mail rfba@idt.net; provided, however, that if either party shall have designated a different address by notice to the other given as provided above, then any subsequent notice shall be addressed to such party at the last address so designated.

  16.  Construction.  Words of any gender used in this Agreement shall be held
       ------------
and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. In addition, the pronouns used in this Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

  17.  General Assurances.  The parties agree to execute, acknowledge, and
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deliver all such further instruments, and do all such other acts, as may be necessary or appropriate in order to carry out the intent and purposes of this Agreement.

  18.  Construction of Agreement.  The parties hereto acknowledge and agree that
       -------------------------
neither this Agreement nor any of the other documents executed in connection herewith shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that each of the parties hereto contributed substantially to the negotiation and preparation of this Agreement and the documents executed in connection herewith.

  19.  No Third Party Beneficiaries.  Except as otherwise expressly forth in
       ----------------------------
this Agreement, no person or entity not a party to this Agreement shall have rights under this Agreement as a third party beneficiary or otherwise.

  20.  Incorporation by Reference.  Any agreement referred to herein is hereby
       --------------------------
incorporated into this Agreement by this reference.

  21.  Relationship of Parties.  The Consultant is providing services on an
       -----------------------
independent contractor basis. Notwithstanding anything to the contrary herein, this Agreement shall not in any manner be construed to create a joint venture, partnership, agency or other similar form of relationship, and neither party shall have the right or authority to: (a) commit the other party to any obligation or transaction not expressly authorized by such other party, or (b) act or purport to act as agent or representative of the other, except as expressly authorized in writing by such other party. Further, the Consultant shall not be deemed to be an employee of the Company for any reason. The Company and the Consultant acknowledge that the Consultant shall not be entitled to any insurance, pension, profit sharing, retirement or other fringe benefits which the Company may provide to its employees during the term of this Agreement.

  22.  Waiver.  No course of dealing on the part of any party hereto or its
       ------
agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

  23.  Cumulative Rights.  The rights and remedies of any party under this
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Agreement and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

  24.  Invalidity.  In the event any one or more of the provisions contained in
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this Agreement or in any instrument referred to herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

  25.  Time of the Essence.  Time is of the essence of this Agreement.
       -------------------

  26.  Headings.  The headings used in this Agreement are for convenience and
       --------
reference only and in no way define, limit, simplify or describe the scope or intent of this Agreement, and in no way effect or constitute a part of this Agreement.

  27.  Multiple Counterparts.  This Agreement may be executed in one or more
       ---------------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

  28.  Entire Agreement.  This instrument, together with the Registration Rights
       ----------------
Agreement, contains the entire understanding of the parties and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

  IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

                              BIOLYNX.COM, INC.


                              By  /s/ John D. Walker II
                                 --------------------------------------
                                 John D. Walker II, President


                              R. F. BEARDEN ASSOCIATES, INC.


                              By /s/ R. F. Bearden
                                ---------------------------------------
                                Ron F. Bearden, Ph.D., President

Attachment
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Exhibit A - Registration Rights Agreement

                                   Exhibit A
                         Registration Rights Agreement

                         REGISTRATION RIGHTS AGREEMENT


  THIS AGREEMENT is entered into as of May 7/th/, 1999, by and between BIOLYNX.COM, INC., a Texas corporation (the "Company"), and R. F. BEARDEN ASSOCIATES, INC., a Texas corporation (the "Shareholder").

  WHEREAS, on even date herewith the parties executed that certain Financial Advisory Agreement (the "Financial Advisory Agreement") whereby the Company has agreed to issue to the Shareholder 37,500 shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), for the Services rendered as described in the Financial Advisory Agreement;

  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

  1. Registration Rights Available.  Pursuant to the terms and conditions
     -----------------------------
contained herein, and in the Financial Advisory Agreement, the Company agrees to provide the Shareholder or any permitted assignee of the Shareholder (collectively, the "Holder") with the right to "piggyback" (the "Registration Rights") on a firm commitment underwritten offering with respect to the Common Stock and any other securities issued or issuable at any time or from time to time in respect of the Common Stock as a result of a merger, consolidation, reorganization, stock split, stock dividend, recapitalization or other similar event involving the Company (collectively, the "Registrable Securities").

  2. Registration Rights.  With respect to the Registration Rights, the parties
     -------------------
agree as follows:

     (a) Subject to Paragraph 2(b), the Company will (i) promptly give to the Holder written notice of any registration relating to an Underwritten Public Offering, and (ii) include in such registration (and related qualification under blue sky laws or other compliance) such of the Holder's Registrable Securities as are specified in the Holder's written request or requests, mailed in accordance with the terms of this Agreement within 30 days after the date of such written notice from the Company.

     (b) The right of the Holder to registration pursuant to the Registration Rights shall be conditioned upon the Holder's participation in such underwriting, and the inclusion of the Registrable Securities in the underwriting shall be limited to the extent provided herein. The Holder shall (together with the Company) enter into an underwriting agreement in customary form with the managing underwriter selected for the Underwritten Public Offering by the Company. Notwithstanding any other provision of this Agreement, if the managing underwriter determines that marketing factors require a limitation of the number of the Registrable Securities to be underwritten, the managing underwriter may limit some or all of the Registrable Securities that may be included in the registration and the Underwritten Public Offering as follows: the number of the Registrable Securities that may be included in the registration and the Underwritten Public Offering by the Holder shall be determined by multiplying the number of the shares of the Registrable Securities of all selling shareholders of the Company which the managing underwriter is willing to include in such registration and the Underwritten Public Offering times a fraction, the numerator of which is the number of the Registrable Securities requested to be included in such registration and the Underwritten Public Offering by the Holder, and the denominator of which is the total number of the Registrable Securities which all selling shareholders of the Company have requested to be included in such registration and the Underwritten Public Offering. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocable to any such person to the nearest 100 shares. If the Holder disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the managing underwriter, delivered not less than seven days before the effective date of the Underwritten Public Offering. Any of the Registrable Securities excluded or withdrawn from the Underwritten Public Offering shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 60 days after the effective date of the Registration Statement relating thereto, or such other shorter period of time as the underwriters may require.

  3. Registration Procedure.  With respect to the Registration Rights, the
     ----------------------
following provisions shall apply:

     (a) The Holder shall be obligated to furnish to the Company and the underwriters such information regarding the Registrable Securities and the proposed manner of distribution of the Registrable Securities as the Company and the underwriters may request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein and shall otherwise cooperate with the Company and the underwriters in connection with such registration, qualification or compliance.

     (b) With a view to making available the benefits of certain rules and regulations of the Securities and Exchange Commission (the "SEC") which may at any time permit the sale of any Restricted Securities as defined in Rule 144 ("Rule 144") promulgated under the Securities Act of 1933, as amended (the "Securities Act") to the public without registration, the Company agrees to use its best lawful efforts to:

          (i) Make and keep public information available, as those terms are understood and defined in Rule 144 at all times during which the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

          (ii) File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at all times during which the Company is subject to such reporting requirements); and

          (iii) So long as the Holder owns any Restricted Securities, to furnish to the Holder upon request a written statement from the Company as to its compliance with the reporting requirements of Rule 144 and with regard to the Securities Act and the Exchange Act (at all times during which the Company is subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as the Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing the Holder to sell any Restricted Securities without registration.

     (c) The Company agrees that it will furnish to the Holder such number of prospectuses meeting the requirements of Section 10(a)(3) of the Securities Act, offering circulars or other documents incident to any registration, qualification or compliance referred to herein as provided or, if not otherwise provided, as the Holder from time to time may reasonably request.

     (d) All expenses (except for any underwriting and selling discounts and commissions and legal fees for the Holder's attorneys) of any registrations permitted pursuant to this Agreement and of all other offerings by the Company (including, but not limited to, the expenses of any qualifications under the blue sky or other state securities laws and compliance with governmental requirements of preparing and filing any post-effective amendments required for the lawful distribution of the Registrable Securities to the public in connection with such registration, of supplying prospectuses, offering circulars or other documents) will be paid by the Company.

     (e) In connection with the preparation and filing of any Registration Statement under the Securities Act pursuant to this Agreement, the Company will give the Holder and the Holder's attorneys and accountants, the opportunity to participate in the preparation of any Registration Statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary to conduct a reasonable investigation within the meaning of the Securities Act.

     (f) The Company shall notify each Holder of Registrable Securities covered by a Registration Statement, during the time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

  4. Blackout Period.  At any time after the effective date of the Registration
     ---------------
Statement, if the Company gives to the Holder a notice pursuant to Paragraph 3(f) hereof and stating that the Company requires the suspension by the Holder of the distribution of any of the Registrable Securities, then the Shareholder shall cease distributing the Registrable Securities for such period of time (the "Blackout Period"), not to exceed 120 days from the time notice is sent until the Company informs the Holder that the Blackout Period has been terminated. Upon notice by the Company to the Holder of such determination, the Holder will
(a) keep the fact of any such notice strictly confidential, (b) promptly halt any offer, sale, trading or transfer of any of the Registrable Securities for the duration of the Blackout Period, and (c) promptly halt any use, publication, dissemination or distribution of each prospectus included within the Registration Statement, and any amendment or supplement thereto by it and any of its affiliates for the duration of the Blackout Period.

  5. Lock-Up.  In connection with any Underwritten Public Offering, the Holder
     -------
agrees, if requested, to execute a lock-up letter addressed to the managing underwriter in customary form agreeing not to sell or otherwise dispose of the Registrable Securities owned by the Holder (other than any that may be included in the offering) for a period not exceeding 180 days.

  6. Delay of Registration.  No Holder shall have any right to obtain or seek an
     ---------------------
injunction restraining or otherwise delaying any registration of the Registrable Securities as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

  7. Indemnification by the Company.  In the event of any registration of the
     ------------------------------
Registrable Securities of the Company under the Securities Act, pursuant to the terms of this Agreement, the Company agrees to indemnity and hold harmless the Holder and each other person who participates as an underwriter in the offering or sale of the Registrable Securities against any and all claims, demands, losses, costs, expenses, obligations, liabilities, joint or several, damages, recoveries and deficiencies, including interest, penalties and attorneys' fees (collectively the "Claims"), to which the Holder or any such underwriter may become subject under the Securities Act or otherwise, insofar as the Claims or actions or proceedings, whether commenced or threatened, in respect thereto arise out of or are based on any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which the Holder's Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse the Holder and each such underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any Claim or action or proceeding in respect thereto; provided that the Company shall not be liable in any such case to the extent that any Claim or action or proceeding in respect thereof or expense arises out of or is based on an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance on and in conformity with written information furnished to the Company through an instrument duly executed by the Holder specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder or any such underwriter and survive the transfer of the Registrable Securities by the Holder.

  8. Indemnification by the Holder.  The Company may require, as a condition to
     -----------------------------
including the Registrable Securities in any Registration Statement filed pursuant to this Agreement, that the Company shall have received an undertaking satisfactory to it from the Holder, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Paragraph 7 hereof) the Company, each director and officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement or alleged statement in or omission or alleged omission from the Registration Statement, any preliminary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance on and in conformity with written information furnished to the Company through an instrument duly executed by the Holder specifically stating that it is for use in the preparation of the Registration Statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Notwithstanding the foregoing, the maximum liability hereunder which the Holder shall be required to suffer shall be limited to the net proceeds to the Holder from the Registrable Securities sold by the Holder in any such offering. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of the Registrable Securities by the Holder.

  9.   Notice of Claims.  Promptly after receipt by an indemnified party of
       ----------------
notice of the commencement of any action or proceeding involving a Claim, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Agreement except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnifying party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of a Claim the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of a Claim.

  10.  Indemnification Payments.  The indemnification required by this Agreement
       ------------------------
shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

  11.  Assignment of Registration Rights.  The rights to cause the Company to
       ---------------------------------
register Registrable Securities pursuant to this Agreement may be assigned by the Shareholder to a transferee or assignee of such securities who shall, upon such transfer or assignment, be deemed a Holder under this Agreement; provided that the Company is furnished with written notice of the name and address of such transferee or assignee and the Registrable Securities with respect to which the Registration Rights are being assigned; provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and that such transferee or assignee is either (a) a member of the immediate family or a trust for the benefit of any Holder that is an individual or (b) a transferee or assignee that after the transfer or assignment holds all of the Registrable Securities.

  12.  Termination of this Agreement.  This Agreement shall terminate with
       -----------------------------
respect to the Holder when all of the Registrable Securities have been registered as provided herein.

  13.  Conflict.  Notwithstanding anything herein contained to the contrary, in
       --------
the event of any conflict between the terms of the Financial Advisory Agreement or this Agreement, the terms of this Agreement shall control.

  14.  Attorney's Fees.  In the event that it should become necessary for any
       ---------------
party entitled hereunder to bring suit against any other party to this Agreement for enforcement of the covenants herein contained, the parties hereby covenant and agree that the party who is found to be in violation of said covenants shall also be liable for all reasonable counsel's fees and costs of court incurred by the other parties hereto.

  15.  Governing law; Jurisdiction.  This Agreement shall be governed by and
       ---------------------------
construed in accordance with the laws of the State of Texas, without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court for Bexar County, Texas, as well as of the District Courts of the State of Texas in Bexar County, Texas over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

  16.  Arbitration.  Any controversy or claim arising out of or relating to this
       -----------
Agreement, or the breach, termination, or validity thereof, shall be settled by final and binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA Rules") in effect as of the effective date of this Agreement. The American Arbitration Association shall be responsible for (a) appointing a sole arbitrator, and (b) administering the case in accordance with the AAA Rules. The situs of the arbitration shall be San Antonio, Texas. Upon the application of either party to this Agreement, and whether or not an arbitration proceeding has yet been initiated, all courts having jurisdiction hereby are authorized to: (x) issue and enforce in any lawful manner, such temporary restraining orders, preliminary injunctions and other interim measures of relief as may be necessary to prevent harm to a party's interest or as otherwise may be appropriate pending the conclusion of arbitration proceedings pursuant to this Agreement; and (y) enter and enforce in any lawful manner such judgments for permanent equitable relief as may be necessary to prevent harm to a party's interest or as otherwise may be appropriate following the issuance of arbitral awards pursuant to this Agreement. Any order or judgment rendered by the arbitrator may be entered and enforced by any court having competent jurisdiction.

  17.  Benefit.  All the terms and provisions of this Agreement shall be binding
       -------
upon and inure to the benefit of and be enforceable by the parties hereto, and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns. Notwithstanding anything herein contained to the contrary, the Company shall have the right to assign this Agreement to any party without the consent of the Holder.

  18.  Notices.  All notices, requests and other communications hereunder shall
       -------
be in writing and shall be deemed to have been duly given at the time of receipt if delivered by hand or communicated by electronic transmission, or, if mailed, three days after deposit in the United States mail, registered or certified, return receipt requested, with postage prepaid and addressed to the party to receive same, if to the Company, addressed to Mr. John D. Walker II at 5617 Grissom Road, San Antonio, Texas 78238, telephone (210) 256-8300, fax (210) 256-1992, and e-mail johnny@biolynx.com; and if to the Holder, addressed to Ron F. Bearden, Ph.D. at 2800 Post Oak Boulevard, Suite 5260, Houston, Texas 77056, telephone (713) 621-0577, fax (713) 621-6432, and e-mail rfba@idt.net; provided, however, that if either party shall have designated a different address by notice to the other given as provided above, then any subsequent notice shall be addressed to such party at the last address so designated.

  19.  Construction.  Words of any gender used in this Agreement shall be held
       ------------
and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. In addition, the pronouns used in this Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

  20.  General Assurances.  The parties agree to execute, acknowledge, and
       ------------------
deliver all such further instruments, and do all such other acts, as may be necessary or appropriate in order to carry out the intent and purposes of this Agreement.

  21.  Construction of Agreement.  The parties hereto acknowledge and agree that
       -------------------------
neither this Agreement nor any of the other documents executed in connection herewith shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that each of the parties hereto contributed substantially to the negotiation and preparation of this Agreement and the documents executed in connection herewith.

  22.  No Third Party Beneficiaries.  Except as otherwise expressly forth in
       ----------------------------
this Agreement, no person or entity not a party to this Agreement shall have rights under this Agreement as a third party beneficiary or otherwise.

  23.  Incorporation by Reference.  Any agreement referred to herein is hereby
       --------------------------
incorporated into this Agreement by this reference.

  24.  Relationship of Parties.  The Holder is providing services on an
       -----------------------
independent contractor basis. Notwithstanding anything to the contrary herein, this Agreement shall not in any manner be construed to create a joint venture, partnership, agency or other similar form of relationship, and neither party shall have the right or authority to: (a) commit the other party to any obligation or transaction not expressly authorized by such other party, or (b) act or purport to act as agent or representative of the other, except as expressly authorized in writing by such other party. Further, the Holder shall not be deemed to be an employee of the Company for any reason. The Company and the Holder acknowledge that the Holder shall not be entitled to any insurance, pension, profit sharing, retirement or other fringe benefits which the Company may provide to its employees during the term of this Agreement.

  25.  Waiver.  No course of dealing on the part of any party hereto or its
       ------
agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

  26.  Cumulative Rights.  The rights and remedies of any party under this
       -----------------
Agreement and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

  27.  Invalidity.  In the event any one or more of the provisions contained in
       ----------
this Agreement or in any instrument referred to herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

  28.  Excusable Delay.  None of the parties hereto shall be obligated to
       ---------------
perform and none shall be deemed to be in default hereunder, if the performance of a non-monetary obligation is prevented by the occurrence of any of the following, other than as the result of the financial inability of the party obligated to perform: acts of God, strikes, lock-outs, other industrial disturbances, acts of a public enemy, wars or war-like action (whether actual, impending or expected and whether de jure or de facto), arrest or other restraint of governmental (civil or military) blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, hurricanes, storms, floods, washouts, sink holes, civil disturbances, explosions, breakage or accident to equipment or machinery, confiscation or seizure by any government of public authority, nuclear reaction or radiation, radioactive contamination or other causes, whether of the kind herein enumerated, or otherwise, that are not reasonably within the control of the party claiming the right to delay performance on account of such occurrence.

  29.  Time of the Essence.  Time is of the essence of this Agreement.
       -------------------

  30.  Headings.  The headings used in this Agreement are for convenience and
       --------
reference only and in no way define, limit, simplify or describe the scope or intent of this Agreement, and in no way effect or constitute a part of this Agreement.

  31.  Multiple Counterparts.  This Agreement may be executed in one or more
       ---------------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

  32.  Entire Agreement.  This instrument, together with the Financial Advisory
       ----------------
Agreement, contains the entire understanding of the parties and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

  IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

                                      BIOLYNX.COM, INC.


                                      By   /s/ John D. Walker II
                                        --------------------------------------
                                        John D. Walker II, President


                                      R. F. BEARDEN ASSOCIATES, INC.


                                      By   /s/ R. F. Bearden
                                        --------------------------------------
                                        Ron F. Bearden, Ph.D., President